UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2005

Commission File	Registrant; State of Incorporation;	IRS Employer
Number	Address and Telephone Number	Identification No.

1-11459	PPL Corporation	23-2758192
(Exact name of Registrant as specified in its charter)
(Pennsylvania)
Two North Ninth Street
Allentown, PA 18101-1179
(610) 774-5151
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
SLIDES TO BE USED AT THE AUGUST 2, 2005 MEETING

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
     On Tuesday, August 2, 2005 at 3:00 p.m. (Eastern Daylight Time), members of senior management of PPL Corporation (“PPL”) will meet in New York, New York with financial analysts to discuss PPL’s second-quarter 2005 financial results and other business matters. A copy of the slides to be used at this meeting is attached as Exhibit 99.1 and is incorporated herein by reference. The meeting will be available live, in audio format, along with the slides, on PPL’s Internet Web site: www.pplweb.com. The webcast will be available for replay on PPL’s Web site for 30 days.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits

99.1	-	Slides to be used at the August 2, 2005 meeting among members of PPL’s senior management and financial analysts.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION
By:	/s/ Paul A. Farr
Paul A. Farr
Senior Vice President – Financial and Controller

Dated: August 2, 2005